Exhibit 99.1

ARMSTRONG FLOORING ANNOUNCES APPOINTMENT OF NEW CHIEF FINANCIAL OFFICER

Lancaster, PA, August 9, 2017. Armstrong Flooring, Inc. (NYSE: AFI) (“Armstrong Flooring” or the “Company”), North America’s largest producer of resilient and wood flooring products, announced that Ronald D. Ford will become Senior Vice President and Chief Financial Officer, joining the Company effective September 1, 2017. Mr. Ford will have oversight of global finance and accounting functions and will report to Don Maier, President and Chief Executive Officer.

“I look forward to having Ron join our team,” said Mr. Maier. “He brings a wealth of experience in finance and general management leadership roles, and his focus on strategic thinking and driving results will be an asset for Armstrong Flooring. He is aligned with our vision for success and prepared to help us build additional value through our strategic priorities.”

Before joining Armstrong Flooring, Mr. Ford served as Senior Vice President and Chief Financial Officer at Silgan Containers, the leading manufacturer of metal food containers, where he helped deliver impressive results and shareholder returns.

“I am excited to be a part of an industry leader like Armstrong Flooring,” said Mr. Ford. “The company’s strong brands, focus on innovation and extensive portfolio are truly a great opportunity. I look forward to applying my experience to help the Company drive its growth and profitability initiatives.”

Prior to Silgan Containers, Mr. Ford held various leadership positions at St. Clair Vision and Wells Real Estate Funds, as well as at other companies. He earned a bachelor’s degree at the University of Tennessee, a master’s degree at Vanderbilt University, and an executive doctorate at Case Western Reserve University.

About Armstrong Flooring

Armstrong Flooring, Inc. (NYSE: AFI) is a global leader in the design and manufacture of innovative flooring solutions that inspire spaces where people live, work, learn, heal and play SM. Headquartered in Lancaster, Pa., Armstrong Flooring is the #1 manufacturer of resilient and wood flooring products across North America. The Company safely and responsibly operates 17 manufacturing facilities in three countries and employs approximately 3,900 individuals, all working together to provide the highest levels of service, quality and innovation to ensure it remains as strong and vital as its 150-year heritage. Learn more at www.armstrongflooring.com.

Forward Looking Statements

Disclosures in this release and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward looking statements. A more detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those projected, anticipated or implied is included in our reports filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.

Contact Information

Investors:

Douglas Bingham

VP, Treasury and Investor Relations

717-672-9300

IR@armstrongflooring.com

Media:

Steve Trapnell

Corporate Communications Manager

717-672-7218

aficorporatecommunications@armstrongflooring.com

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